                             Market Shares for Gas Companies in the U.S.

                                                            Number of      Portion of Market Served
                              Cilcorp's      Cilcorp's        Larger         by Cilcorp and Larger
Parameter      Units          Statistics      Share         Companies              Companies
---------------------------------------------------------------------------------------------------
Customers      thousands         200          0.4%             56                    93.9%
Assets         $millions         383          0.5%             54                    91.3%
Revenues       $millions         219          0.5%             57                    92.5%


                     Comparison of Cilcorp, Inc. to Large Gas Utilities

                               Number of Utilities     Average Size
                              Necessary for 50% of       of These     Ratio of Average Large
Parameter      Units                   U.S.             Utilities       Utility to Cilcorp
--------------------------------------------------------------------------------------------
Customers      thousands                12                2,075                 10
Assets         $millions                14                2,787                  7
Revenues       $millions                15                1,601                  7


                               Number of Utilities     Average Size
                              Necessary for 80% of       of These     Ratio of Average Large
Parameter      Units                   U.S.             Utilities       Utility to Cilcorp
--------------------------------------------------------------------------------------------
Customers      thousands                34                1,157                  6
Assets         $millions                38                1,642                  4
Revenues       $millions                39                  966                  4


                       Market Shares for Gas Companies in the United States
                                   Companies Sorted by Revenue

Holding Company                                     Revenue      Rank    Share of   Cumulative Share
                                                (millions of $)           Total
---------------------------------------------------------------------------------------------------
Sempra Energy                                             3,196   1            6.9%           6.9%
Columbia Energy Group, Inc.                               2,282   2            4.9%          11.7%
Consolidated Natural Gas Co.                              2,027   3            4.3%          16.1%
Public Service Enterprise Group, Inc.                     1,937   4            4.2%          20.2%
PG&E Corp.                                                1,892   5            4.1%          24.3%
Nicor, Inc.                                               1,731   6            3.7%          28.0%
Houston Industries, Inc.                                  1,695   7            3.6%          31.6%
MarketSpan Corp.                                          1,310   8            2.8%          34.4%
Peoples Energy Corp.                                      1,238   9            2.7%          37.1%
MCN Energy Group, Inc.                                    1,227   10           2.6%          39.7%
CMS Energy Corp.                                          1,195   11           2.6%          42.3%
AGL Resources, Inc.                                       1,120   12           2.4%          44.7%
Consolidated Edison, Inc.                                 1,096   13           2.3%          47.0%
Washington Gas Light Co.                                  1,079   14           2.3%          49.4%
National Fuel Gas Co.                                       986   15           2.1%          51.5%
Texas Utilities Co.                                         969   16           2.1%          53.5%
Southern Union Co.                                          882   17           1.9%          55.4%
Piedmont Natural Gas Co., Inc.                              784   18           1.7%          57.1%
NIPSCO Industries, Inc.                                     772   19           1.7%          58.8%
Eastern Enterprises                                         756   20           1.6%          60.4%
Niagara Mohawk Power Corp.                                  659   21           1.4%          61.8%
New Century Energies, Inc.                                  637   22           1.4%          63.2%
ONEOK, Inc.                                                 600   23           1.3%          64.5%
New Jersey Resources Corp.                                  574   24           1.2%          65.7%
Wicor, Inc.                                                 537   25           1.2%          66.8%
MidAmerican Energy Holdings Co.                             536   26           1.1%          68.0%
Indiana Energy, Inc.                                        528   27           1.1%          69.1%
Baltimore Gas & Electric Co.                                522   28           1.1%          70.2%
Northern States Power Co.                                   505   29           1.1%          71.3%
Atmos Energy Corp.                                          502   30           1.1%          72.4%
Cinergy Corp.                                               496   31           1.1%          73.5%
NUI Corp.                                                   455   32           1.0%          74.4%
PECO Energy Co.                                             451   33           1.0%          75.4%
Questar Corp.                                               448   34           1.0%          76.4%
Bay State Gas Co.                                           442   35           0.9%          77.3%
Equitable Resources, Inc.                                   410   36           0.9%          78.2%
Puget Sound Energy, Inc.                                    409   37           0.9%          79.1%
Alliant Energy Corp.                                        408   38           0.9%          79.9%
UGI Corp.                                                   368   39           0.8%          80.7%
Illinova Corp.                                              354   40           0.8%          81.5%
NW Natural (Northwest Natural Gas Co.)                      352   41           0.8%          82.2%
PSC of North Carolina, Inc.                                 348   42           0.7%          83.0%
Energy East Corp.                                           338   43           0.7%          83.7%
Rochester Gas & Electric Corp.                              336   44           0.7%          84.4%
--------------------------------------------------------------------------------------------------
Commonwealth Energy System                                  331   45           0.7%          85.1%
South Jersey Industries, Inc.                               325   46           0.7%          85.8%
Yankee Energy System, Inc.                                  319   47           0.7%          86.5%
PSC of New Mexico                                           295   48           0.6%          87.2%
CTG Resources, Inc.                                         285   49           0.6%          87.8%
UtiliCorp United, Inc.                                      276   50           0.6%          88.4%
Southwest Gas Corp.                                         258   51           0.6%          88.9%
Connecticut Energy Corp.                                    252   52           0.5%          89.4%
Ameren Corp.                                                250   53           0.5%          90.0%
TECO Energy, Inc.                                           250   54           0.5%          90.5%
SCANA Corp.                                                 234   55           0.5%          91.0%
SEMCO Energy, Inc.                                          233   56           0.5%          91.5%
LG&E Energy Corp.                                           231   57           0.5%          92.0%
Cilcorp, Inc.                                               219   58           0.5%          92.5%

Everyone else combined                                    3,509                7.5%         100.0%

Total                                                    46,653


                      Market Shares for Gas Companies in the United States
                                   Companies Sorted by Assets

Holding Company                                     Assets       Rank    Share of   Cumulative Share
                                                (millions of $)           Total
----------------------------------------------------------------------------------------------------
Sempra Energy                                             6,652   1            8.6%          8.6%
PG&E Corp.                                                5,985   2            7.7%         16.2%
Nicor, Inc.                                               2,956   3            3.8%         20.0%
Consolidated Natural Gas Co.                              2,705   4            3.5%         23.5%
Public Service Enterprise Group, Inc.                     2,697   5            3.5%         27.0%
MCN Energy Group, Inc.                                    2,541   6            3.3%         30.3%
Columbia Energy Group, Inc.                               2,424   7            3.1%         33.4%
Peoples Energy Corp.                                      2,083   8            2.7%         36.1%
CMS Energy Corp.                                          1,926   9            2.5%         38.5%
AGL Resources, Inc.                                       1,885   10           2.4%         41.0%
Washington Gas Light Co.                                  1,832   11           2.4%         43.3%
MarketSpan Corp.                                          1,827   12           2.3%         45.7%
Houston Industries, Inc.                                  1,764   13           2.3%         47.9%
Consolidated Edison, Inc.                                 1,740   14           2.2%         50.2%
Texas Utilities Co.                                       1,677   15           2.2%         52.3%
Southern Union Co.                                        1,518   16           2.0%         54.3%
NIPSCO Industries, Inc.                                   1,230   17           1.6%         55.9%
Piedmont Natural Gas Co., Inc.                            1,227   18           1.6%         57.4%
National Fuel Gas Co.                                     1,187   19           1.5%         59.0%
Puget Sound Energy, Inc.                                  1,169   20           1.5%         60.5%
Niagara Mohawk Power Corp.                                1,132   21           1.5%         61.9%
NW Natural (Northwest Natural Gas Co.)                    1,129   22           1.5%         63.4%
New Century Energies, Inc.                                1,124   23           1.4%         64.8%
Eastern Enterprises                                         955   24           1.2%         66.0%
UtiliCorp United, Inc.                                      954   25           1.2%         67.3%
PECO Energy Co.                                             878   26           1.1%         68.4%
Baltimore Gas & Electric Co.                                847   27           1.1%         69.5%
Indiana Energy, Inc.                                        847   28           1.1%         70.6%
Questar Corp.                                               836   29           1.1%         71.6%
ONEOK, Inc.                                                 826   30           1.1%         72.7%
New Jersey Resources Corp.                                  810   31           1.0%         73.7%
Wicor, Inc.                                                 787   32           1.0%         74.8%
MidAmerican Energy Holdings Co.                             769   33           1.0%         75.7%
Southwest Gas Corp.                                         747   34           1.0%         76.7%
Cinergy Corp.                                               739   35           0.9%         77.7%
Atmos Energy Corp.                                          684   36           0.9%         78.5%
PSC of North Carolina, Inc.                                 671   37           0.9%         79.4%
UGI Corp.                                                   638   38           0.8%         80.2%
Illinova Corp.                                              634   39           0.8%         81.0%
Bay State Gas Co.                                           622   40           0.8%         81.8%
South Jersey Industries, Inc.                               616   41           0.8%         82.6%
Northern States Power Co.                                   608   42           0.8%         83.4%
NUI Corp.                                                   607   43           0.8%         84.2%
Equitable Resources, Inc.                                   567   44           0.7%         84.9%
--------------------------------------------------------------------------------------------------
Energy East Corp.                                           563   45           0.7%         85.6%
Yankee Energy System, Inc.                                  524   46           0.7%         86.3%
Alliant Energy Corp.                                        495   47           0.6%         86.9%
TECO Energy, Inc.                                           460   48           0.6%         87.5%
Ameren Corp.                                                447   49           0.6%         88.1%
PSC of New Mexico                                           441   50           0.6%         88.7%
Cascade Natural Gas Corp.                                   423   51           0.5%         89.2%
Rochester Gas & Electric Corp.                              417   52           0.5%         89.8%
CTG Resources, Inc.                                         406   53           0.5%         90.3%
Connecticut Energy Corp.                                    396   54           0.5%         90.8%
Cilcorp, Inc.                                               383   55           0.5%         91.3%

Everyone else combined                                    6,780                8.7%        100.0%

Total                                                    77,787


                      Market Shares for Gas Companies in the United States
                            Companies Sorted by Number of Customers

Holding Company                                   Customers    Rank    Share of   Cumulative Share
                                                 (thousands)            Total
--------------------------------------------------------------------------------------------------
Sempra Energy                                           5,508   1           11.2%          11.2%
PG&E Corp.                                              3,680   2            7.5%          18.7%
Houston Industries, Inc.                                2,075   3            4.2%          22.9%
Columbia Energy Group, Inc.                             1,940   4            3.9%          26.9%
Nicor, Inc.                                             1,848   5            3.8%          30.6%
Consolidated Natural Gas Co.                            1,786   6            3.6%          34.3%
Public Service Enterprise Group, Inc.                   1,531   7            3.1%          37.4%
CMS Energy Corp.                                        1,511   8            3.1%          40.5%
AGL Resources, Inc.                                     1,361   9            2.8%          43.2%
Texas Utilities Co.                                     1,355   10           2.8%          46.0%
MCN Energy Group, Inc.                                  1,178   11           2.4%          48.4%
MarketSpan Corp.                                        1,132   12           2.3%          50.7%
Consolidated Edison, Inc.                               1,033   13           2.1%          52.8%
New Century Energies, Inc.                              1,006   14           2.0%          54.8%
Southern Union Co.                                        988   15           2.0%          56.8%
Peoples Energy Corp.                                      963   16           2.0%          58.8%
Washington Gas Light Co.                                  790   17           1.6%          60.4%
UtiliCorp United, Inc.                                    786   18           1.6%          62.0%
ONEOK, Inc.                                               744   19           1.5%          63.5%
National Fuel Gas Co.                                     712   20           1.4%          65.0%
NIPSCO Industries, Inc.                                   688   21           1.4%          66.4%
Questar Corp.                                             626   22           1.3%          67.6%
MidAmerican Energy Holdings Co.                           612   23           1.2%          68.9%
Eastern Enterprises                                       570   24           1.2%          70.1%
Baltimore Gas & Electric Co.                              565   25           1.2%          71.2%
Niagara Mohawk Power Corp.                                526   26           1.1%          72.3%
Wicor, Inc.                                               513   27           1.0%          73.3%
Puget Sound Energy, Inc.                                  510   28           1.0%          74.4%
Atmos Energy Corp.                                        501   29           1.0%          75.4%
Indiana Energy, Inc.                                      477   30           1.0%          76.3%
Southwest Gas Corp.                                       468   31           1.0%          77.3%
Cinergy Corp.                                             453   32           0.9%          78.2%
NW Natural (Northwest Natural Gas Co.)                    443   33           0.9%          79.1%
Northern States Power Co.                                 443   34           0.9%          80.0%
Piedmont Natural Gas Co., Inc.                            440   35           0.9%          80.9%
PECO Energy Co.                                           405   36           0.8%          81.7%
PSC of New Mexico                                         401   37           0.8%          82.6%
Illinova Corp.                                            394   38           0.8%          83.4%
Alliant Energy Corp.                                      380   39           0.8%          84.1%
New Jersey Resources Corp.                                367   40           0.7%          84.9%
NUI Corp.                                                 339   41           0.7%          85.6%
PSC of North Carolina, Inc.                               310   42           0.6%          86.2%
Ameren Corp.                                              294   43           0.6%          86.8%
LG&E Energy Corp.                                         281   44           0.6%          87.4%
-------------------------------------------------------------------------------------------------
Rochester Gas & Electric Corp.                            281   45           0.6%          87.9%
Citizens Utilities Co.                                    277   46           0.6%          88.5%
Bay State Gas Co.                                         270   47           0.5%          89.1%
South Jersey Industries, Inc.                             260   48           0.5%          89.6%
Equitable Resources, Inc.                                 260   49           0.5%          90.1%
UGI Corp.                                                 254   50           0.5%          90.6%
SCANA Corp.                                               249   51           0.5%          91.1%
Washington Water Power Co.                                241   52           0.5%          91.6%
Energy East Corp.                                         240   53           0.5%          92.1%
Commonwealth Energy System                                235   54           0.5%          92.6%
TECO Energy, Inc.                                         234   55           0.5%          93.1%
WPS Resources Corp.                                       218   56           0.4%          93.5%
Cilcorp, Inc.                                             200   57           0.4%          93.9%

Everyone else combined                                  2,987                6.1%         100.0%

Total                                                  49,142